UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TURNONGREEN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

TURNONGREEN VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 5.

1. Election of Directors:

Nominee	For	Withhold
01 - Amos Kohn	☐	☐
02 - Marcus Charuvastra	☐	☐
03 - Douglas Gintz	☐	☐

Proposal	For	Against	Abstain
2. Ratification of Appointment of CBIZ CPAs P.C. as Our Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2026.	☐	☐	☐
3. Approval of Amendment to Our Articles of Incorporation to Effect a Reverse Stock Split on Our Common Stock, by a Ratio of Not Less Than One-for-Fifty and Not More Than One-for-Five Hundred, Prior to December 31, 2028, Subject to Board Discretionary Authority.	☐	☐	☐
4. Approval of TurnOnGreen, Inc. 2026 Stock Incentive Plan.	☐	☐	☐
5. Approval of Adjournment of Meeting to Later Date or Time, If Necessary or Appropriate.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

048G5B

Notice of 2026 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting ? September 18, 2026Amos Kohn, our Chief Executive Officer, and Marcus Charuvastra, our President, and each of them acting individually, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TurnOnGreen, Inc., to be held on September 18, 2026, and at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Proxy ? TurnOnGreen, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qImportant notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/TOGI

TURNONGREEN VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/TOGI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TOGI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5.

1. Election of Directors:

	For	Withhold
01 - Amos Kohn	☐	☐
02 - Marcus Charuvastra	☐	☐
03 - Douglas Gintz	☐	☐

	For	Against	Abstain
2. Ratification of Appointment of CBIZ CPAs P.C. as Our Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2026.	☐	☐	☐
3. Approval of Amendment to Our Articles of Incorporation to Effect a Reverse Stock Split on Our Common Stock, by a Ratio of Not Less Than One-for-Fifty and Not More Than One-for-Five Hundred, Prior to December 31, 2028, Subject to Board Discretionary Authority.	☐	☐	☐
4. Approval of TurnOnGreen, Inc. 2026 Stock Incentive Plan.	☐	☐	☐
5. Approval of Adjournment of Meeting to Later Date or Time, If Necessary or Appropriate.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

048G4B

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TOGINotice of 2026 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting ? September 18, 2026Amos Kohn, our Chief Executive Officer, and Marcus Charuvastra, our President, and each of them acting individually, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TurnOnGreen, Inc., to be held on September 18, 2026, and at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Proxy ? TurnOnGreen, Inc.Non-Voting ItemsCqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ? Please print new address below.Comments ? Please print your comments below.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/TOGIThe 2026 Annual Meeting of Shareholders of TurnOnGreen, Inc. will be held on the18th of September, 2026, at 9:00 A.M., Pacific Time, in virtual meeting format only, at meetnow.global/MNWAQNF.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

TURNONGREEN VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 5.

1. Election of Directors:

	For	Withhold
01 - Amos Kohn	☐	☐
02 - Marcus Charuvastra	☐	☐
03 - Douglas Gintz	☐	☐

	For	Against	Abstain
2. Ratification of Appointment of CBIZ CPAs P.C. as Our Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2026.	☐	☐	☐
3. Approval of Amendment to Our Articles of Incorporation to Effect a Reverse Stock Split on Our Common Stock, by a Ratio of Not Less Than One-for-Fifty and Not More Than One-for-Five Hundred, Prior to December 31, 2028, Subject to Board Discretionary Authority.	☐	☐	☐
4. Approval of TurnOnGreen, Inc. 2026 Stock Incentive Plan.	☐	☐	☐
5. Approval of Adjournment of Meeting to Later Date or Time, If Necessary or Appropriate.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 6 7 1 8 2 0

048G5B

Notice of 2026 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting ? September 18, 2026Amos Kohn, our Chief Executive Officer, and Marcus Charuvastra, our President, and each of them acting individually, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TurnOnGreen, Inc., to be held on September 18, 2026, and at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Proxy ? TurnOnGreen, Inc.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qImportant notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/TOGI

01 - Amos Kohn02 - Marcus Charuvastra03 - Douglas Gintz1UPXForWithholdForWithholdForWithholdProposals ? The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 ? 5.A048G4B2. Ratification of Appointment of CBIZ CPAs P.C. as Our Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2026.3. Approval of Amendment to Our Articles of Incorporation to Effect a Reverse Stock Split on Our Common Stock, by a Ratio of Not Less Than One-for-Fifty and Not More Than One-for-Five Hundred, Prior to December 31, 2028, Subject to Board Discretionary Authority.1. Election of Directors:ForAgainstAbstainForAgainstAbstainForAgainstAbstainForAgainstAbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.B4. Approval of TurnOnGreen, Inc. 2026 Stock Incentive Plan.5. Approval of Adjournment of Meeting to Later Date or Time, If Necessary or Appropriate.2026 Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345671820If no electronic voting, delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext2024MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N TMMMMMMMYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/TOGI or scan the QR code ? login details are located in the shaded bar below.Your vote matters ? here's how to vote!Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/TOGIPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TOGINotice of 2026 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting ? September 18, 2026Amos Kohn, our Chief Executive Officer, and Marcus Charuvastra, our President, and each of them acting individually, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TurnOnGreen, Inc., to be held on September 18, 2026, and at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Proxy ? TurnOnGreen, Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ? Please print new address below.Comments ? Please print your comments below.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/TOGIThe 2026 Annual Meeting of Shareholders of TurnOnGreen, Inc. will be held on the 18th of September, 2026, at 9:00 A.M., Pacific Time, in virtual meeting format only, at meetnow.global/MNWAQNF.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.